Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Swingplane Ventures, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Diehl, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 2, 2012	By:	/s/ Matthew Diehl
Matthew Diehl,
Chief Executive Officer and Principal Accounting Officer